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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of  1934


      Date of Report (Date of earliest event reported):
                      October 26, 1999



                  FIRST FEDERAL BANCORPORATION
     -------------------------------------------------------
     (Exact name of registrant as specified in its charter)



     Minnesota                   0-25704         41-1796238
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
of Incorporation or           File Number)   Identification No.)
Organization)


            214 5th Street, Bemidji, Minnesota 56601
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      (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code:
                         (218) 751-5120
                         --------------



                         Not applicable
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On October 26, 1999 the registrant announced that it is commencing a stock repurchase program to acquire up to 10% of the Company's outstanding shares of common stock, or approximately 142,326 shares, over a twelve month period. For more information, the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          Exhibit 99.1   Press Release dated October 26,
                         1999.

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                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST FEDERAL BANCORPORATION



                               By: /s/ William R. Belford
                                   --------------------------
                                   William R. Belford
                                   President


Date:  October 26, 1999